SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 12, 2004



                     FRANKLIN CREDIT MANAGEMENT CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)


                                   75-2243266
                      (I.R.S. employer identification no.)


                                     0-17771
                            Commission file number)


                               Six Harrison Street
                               New York, New York
                    (Address of principal executive offices)


                                     10013
                                   (Zip code)

       Registrant's telephone number, including area code: (212) 925-8745



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   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                         Page

Item 1.01    Entry into a Material Definitive Agreement.....................3

Item 5.02.   Departure of Directors or Principal Officers;
             Election of Directors; Appointment of Principal
             Officers........................................................4

Item 9.01    Exhibits........................................................4

Signature    ................................................................5

Item 1.01     Entry into a Material Definitive Agreement.

     Please see Item 5.02(c) below for a description of the material terms of a binding term sheet entered into by the Company and Jeffrey R. Johnson (the "Term Sheet") who was elected to the Board of Directors and as the Company's new President and Chief Executive Officer on October 12, 2004.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        (c) At a board meeting on October 12, 2004, Jeffrey R.Johnson, age 54, was appointed by the Board of Directors of the Company to the positions of President, Chief Executive Officer and Director of the Company. On October 20, 2004, the Company will issue a press release, a copy of which is attached hereto as Exhibit 99.1, announcing Mr. Johnson's appointment.

         Mr. Johnson has over twenty years experience in the mortgage and financial services industry. From 2003 until his engagement by the Company, Mr .. Johnson pursued private equity investments in the mortgage and financial services industry. From 2000 until 2002, Mr. Johnson served as President and Chief Executive Officer of GMAC Bank, a wholly-owned subsidiary of the General Motors Corporation, which provides banking services to the various affiliates and customers of GM. From 1997 until 2000, he served as President and Chief Executive Officer of Equifax Secure, a wholly-owned subsidiary of Equifax Inc., which provided advanced technology solutions that allow consumers and companies to securely conduct financial transactions and exchange information over the Internet. From 1989 until 1997, he served as President and Chief Executive Officer of The Prudential Bank & Trust Company, a wholly-owned subsidiary of The Prudential Insurance Company, where he created a remote consumer banking business with over 1.5 million customer relationships. The bank offered an array of retail and commercial products including credit cards, home equity loans, consumer deposits and trust services. Mr. Johnson also held managerial and executive positions with Citibank, NationsBank, The Clorox Company and Colgate Palmolive.

         Pursuant to the Term Sheet, the Company shall employ Mr. Johnson for a period of 5 years, commencing October 4, 2004. Mr.Johnson shall receive an annual base salary of not less than $325,000 and is eligible to receive a bonus that is equal to 2.5% of after tax profits of the Company in excess of $500,000, provided that certain corporate and personal performance goals are met. For fiscal 2004, Mr. Johnson will receive a bonus pro-rated for the number of months worked that year.

         Pursuant to the Term Sheet, Mr. Johnson will be reimbursed by the Company for certain expenses associated with his relocating, and be entitled to certain payments in the event of his termination by the Company without cause, or in connection with a change of control, each of which will be addressed in greater detail in Mr. Johnson's final employment agreement, which is currently being negotiated. Until such final agreement is negotiated, the Term Sheet shall be a binding agreement.

         Pursuant to the Term Sheet, Mr. Johnson is entitled to a restricted stock grant of 100,000 shares of Company common stock of which 10,000 shall vest on January 1, 2005, 5,000 shall vest on the first day after each fiscal quarter from April 1, 2005 until January 1, 2007 and 6,250 shares shall vest on the first day after each fiscal quarter from April 1, 2007 until January 1, 2009, so long as Mr. Johnson remains in the employ of the Company. Mr. Johnson shall make an 83(b) election with respect to the restricted shares and the Company shall reimburse him on a grossed up basis for any taxes due from having made such election.

        Pursuant to the Term Sheet, Mr. Johnson agreed to purchase 20,000 shares of Company stock directly from the Company at a purchase price per share equal to the weighted average closing price of the Company's stock during the month of September 2004 and will be granted certain registration rights with respect to such shares.

        Also, pursuant to the Term Sheet, the Company agreed that Mr. Johnson would be elected to the Company's Board of Directors.

        There are no family relationships between Mr. Johnson and any director or officer of the Company.

         (d) On October 12, 2004, Mr. Johnson was elected by the Company's Board of Directors to fill a vacancy on the board, in accordance with the provisions set forth in the Term Sheet.

Item 9.01.        Exhibits.

          (c)

Exhibit No.        Description

99.1 Press release, dated October 20, 2004, entitled "Jeff Johnson Joins Franklin Credit Management Team as Chief Executive Officer"

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Franklin Credit Management Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 20th, 2004

                                                FRANKLIN CREDIT MANAGEMENT
                                                CORPORATION

                                               By:  /s/ Thomas J Axon
                                               Name: Thomas J Axon
                                               Title:Chairman

                                  Exhibit 99.1


For Immediate Release

Contact:  Alan Joseph, CFO
Franklin Credit Management Corp.
(212) 925-8745 ext. 169
ajoseph@franklincredit.com


  JEFF JOHNSON JOINS FRANKLIN CREDIT MANAGEMENT TEAM AS CHIEF EXECUTIVE OFFICER

NEW YORK, New York (October 20, 2004) - Franklin  Credit  Management  Corp. (OTC
BB: FCSC), a specialty financial services company that acquires, manages and sells sub-prime residential mortgage assets, today announced that Jeffrey R. Johnson has joined the Company's management team as President and Chief Executive Officer. Mr. Johnson has also been elected to the Company's Board of Directors.

Mr. Johnson brings to Franklin a wealth of executive experience within the residential mortgage and financial service industries. He served as the founding President and CEO of GMAC Bank, a wholly-owned subsidiary of the General Motors Corporation. This multi-billion dollar bank provides captive banking services to various GM affiliates, especially their residential mortgage operation.

From 1997 to 2000, Mr. Johnson served as President and CEO of Equifax Secure, a wholly-owned subsidiary of Equifax, a global provider of credit, financial, public record, demographic and marketing information. Equifax Secure provides advanced technology solutions that allow consumers and companies to securely conduct financial transactions and exchange information over the Internet.

From 1989 to 1997, Mr. Johnson was the President and CEO of the Prudential Bank and Trust Company, a wholly-owned subsidiary of The Prudential Insurance Company, where he created a $4 billion remote consumer banking business with over 1.5 million customer relationships. The bank offered an array of retail and commercial products including credit cards, home equity loans, consumer deposits and trust services.

Prior to joining Prudential, Mr. Johnson held executive positions in marketing and finance with Nations Bank, Citicorp, the Clorox Company and Colgate Palmolive.

"We are extremely pleased to welcome Jeff Johnson as our new Chief Executive Officer," stated Thomas J. Axon, Chairman of Franklin Credit Management Corp. "His extensive management experience in finance, marketing, and strategic planning should prove invaluable as our Company pursues a more aggressive growth strategy in coming years."

About Franklin Credit Management Corp.

Franklin Credit Management Corporation ("FCMC", and together with its wholly-owned subsidiaries, the "Company") is a specialty consumer finance and asset management company primarily engaged in the acquisition, origination, servicing and resolution of performing, sub-performing and non-performing residential mortgage loans and residential real estate. The Company acquires these mortgages from a variety of mortgage bankers, banks, and other specialty finance companies. These loans are generally purchased in pools at discounts from their aggregate contractual balances, from sellers in the financial services industry. Real estate is acquired in foreclosure or otherwise and is also generally acquired at a discount relative to the appraised value of the asset. The Company conducts its business from its executive and operational headquarters in New York City and through its website www.franklincredit.com. Its common stock trades on the OTC Bulletin Board under the symbol "FCSC".


Statements contained herein that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to a variety of risks and uncertainties. There are a number of important factors that could cause actual results to differ materially from those projected or suggested in forward-looking statements made by the Company. These factors include, but are not limited to: (i) unanticipated changes in the U.S. economy, including changes in business conditions such as interest rates, and changes in the level of growth in the finance and housing markets; (ii) the status of relations between the Company and its sole Senior Debt Lender and the Senior Debt Lender's willingness to extend additional credit to the Company;
(iii) the  availability  for purchases of additional  loans;  (iv) the status of relations between the Company and its sources for loan purchases; (v) unanticipated difficulties in collections under loans in the Company's portfolio; and (vi)other risks detailed from time to time in the Company's SEC reports. Additional factors that would cause actual results to differ materially from those projected or suggested or suggested in any forward-looking statements are contained in the Company's filings with the Securities and Exchange Commission, including, but not limited to, those factors discussed under the caption "Real Estate Risk" in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which the Company urges investors to consider. The Company undertakes no obligation to publicly release the revisions to such forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events, except as other wise required by securities and other applicable laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly the results on any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


                    For further information, please contact:

 Alan Joseph, CFO of Franklin Credit Management Corp. at 212-925-8745 (Ext. 169)